                                                                    EXHIBIT 10.1

                           COMMON STOCK ACQUISITION
                                   AGREEMENT

          COMMON STOCK ACQUISITION AGREEMENT dated as of March 22, 1996 between
                                                               --
Genomica Corporation, a Delaware corporation (the "Company"), and [      ] (the
"Purchaser").

          WHEREAS the Company wishes to sell an aggregate of [      ] shares of
the Company's Common Stock, $.001 par value per share, (the "Shares") to the Purchaser; and

          WHEREAS the Purchaser wishes to purchase the Shares on the terms and subject to the conditions set forth in this Agreement;

          NOW THEREFORE, in consideration of the premises and the mutual covenants, and in reliance on the representations and warranties, contained or incorporated by reference in this Agreement, the parties agree as follows:

          SECTION 1.  Issuance and Transfer of the Shares. The Company agrees to
                      -----------------------------------
issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the number of Shares set forth opposite the name of the Purchaser under the heading "Number of Shares to be Purchased" on Schedule I, at
                                                                  ----------
the aggregate purchase price set forth opposite the name of the Purchaser under the heading "Aggregate Purchase Price for Shares" on Schedule I.
                                                     ----------

          SECTION 2.  Representations and Warranties of the Company.
                      ---------------------------------------------

          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation in the Commonwealth of Pennsylvania. The Company has the corporate power and authority to execute, deliver and perform this Agreement and to issue and deliver the Shares.

          (b) The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the issuance and delivery of the Shares have been duly authorized by all requisite corporate action.

          (c) The Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

          (d) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

          (e) The capitalization of the Company immediately following the issuance and delivery of the Shares will be as set forth on Exhibit A hereto.
                                                            ---------

          (f) The Certificate of Incorporation of the Company is as set forth on Exhibit B hereto, is in full force and effect, and has not been restated or
   ---------
amended since the date thereof.

          (g)  The representations and warranties of the Company set forth in
Article II of the Series A Convertible Preferred Stock Purchase Agreement dated as of March 15, 1996 (the "Preferred Stock Purchase Agreement") by and among the Company and the several purchasers named in Schedule I attached thereto (including the qualifications set forth in Section 2.10 thereof) are incorporated by reference herein and made a part hereof as if fully set forth herein (with references to "this Agreement" being deemed to refer to the Preferred Stock Purchase Agreement).

          SECTION 3.  Representations and Warranties of the Purchaser.  The
                      -----------------------------------------------
Purchaser represents and warrants to the Company that:

          (a) it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D as promulgated under the Securities Act and was not organized for the specific purpose of acquiring the Shares;

          (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development, i.e. start-up or development stage enterprises with very limited operating history and no net income from operations to date, so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

          (c) it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and the Company has furnished to it all information which it considers necessary to form a decision concerning the acquisition of the Shares and no valid request to the Company for such information has been refused or denied by the Company or remains unfilled as of the date hereof;

          (d) it is acquiring the Shares for its own account for the purpose of investment and not with a view to any resale or distribution thereof, in whole or in part, in violation of the Securities Act of 1933, as amended (the "Act");

          (e) it understands that (i) the Shares have not been registered under the Act, based and in reliance upon such Purchaser's representations, warranties and agreements as set forth herein and are being issued and sold pursuant hereto. in a transaction exempt from the registration requirements of the Act pursuant to
Section 4(2) thereof, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Act or is exempt from such registration, (iii) the Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act, (iv) the Shares will bear a legend substantially to the effect as set forth in clauses
(ii) and (iii) above, (v) the Company will make a notation on its transfer books to such effect and (vi) the Shares represent a speculative investment involving a very high degree of risk, are highly illiquid. have no public market and that it is not likely that a public market for the Shares will develop;

          (f) it understands that any routine sales of the Shares in reliance upon Rule 144 under the Act, if the provisions of such Rule should then be available as to the Shares, can be made only after the holding period specified in the Rule, and in accordance with all the terms and conditions of that Rule and that, in the case of securities to which that Rule is not applicable, compliance with Regulation A under the Act or some other exemption under the Act will be required; it further understands that Rule 144 is not now available for the resale of the Shares and that the Company may, if it so desires, permit the transfer of the Shares only when such Shares are the subject of an effective registration statement under the Act or when the Company has received an opinion of counsel, in form acceptable to the Company, that such registration is not required under the Act, and it agrees to furnish such documentation and undertakings as the Company and its counsel may reasonably require in connection with any such opinion prior to such counsel's giving or approving any such opinion;

          (g) if it sells any Shares pursuant to Rule 144A promulgated under the Act, it will take all necessary steps in order to perfect the exemption from registration provided thereby, including (i) obtaining on behalf of the Company information to enable the Company to establish a reasonable belief that the purchaser is a "qualified institutional buyer" as such term is defined in Rule 144A and (ii) advising such purchaser that Rule 144A is being relied upon with respect to such resale;

          (h) it understands that the Company is the only person which may register its securities under the Act and that the Company is currently not contemplating registration of any of its Common Stock;

          (i) the Company has not made any representations, warranties or covenants to the Purchaser regarding the registration of the Shares or compliance with Regulation A or any other exemption under the Act, except as set forth in that certain Registration Rights Agreement dated as of event date herewith by and among the Company and the stockholders of the Company named therein (including the Purchaser);

          (j) the Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York; and the Purchaser has the corporate power and authority to execute, deliver and perform this Agreement;

          (k) the execution and delivery by the Purchaser of this Agreement and the performance by the Purchaser of its obligations hereunder have been duly authorized by all requisite corporate action; and

          (l) the foregoing representations and warranties and all other information about it provided to the Company are true and accurate as of the date hereof and such representations and warranties shall survive the transfer of the Shares to the Purchaser.

          SECTION 4.  Covenants of the Company.
                      ------------------------

          (a) The Purchaser hereby acknowledges that the securities issued by the Company in connection with an equity financing may bear special rights and preferences under the Company's Certificate of Incorporation which are different from and superior to the rights that attach to the Shares and that the Company shall have no obligation to grant the Purchaser, as a holder of Shares, any of such special rights and preferences.

          (b) Notwithstanding the proviso in Section 4(a) above, if at any time prior to the Company's initial public offering of its equity securities pursuant to a registration statement declared effective pursuant to the Act (except registrations on Forms S-4 or S-8 or any successor forms thereto) (a "Public Offering"), the Company proposes to offer any shares of its equity securities other than (i) shares issuable upon conversion of convertible securities of the Company outstanding from time to time, (ii) shares issued to officers, directors or employees of, consultants to, or members of the Scientific Advisory Board of, the Company pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors of the Company, (iii) shares excluded from the definition of "Additional Shares of Common Stock" as described in Article Fourth, Section C4(d)(i)(4)(A),(B) and (C) of the Company's Certificate of Incorporation, (iv) shares issued pursuant to stock splits, stock dividends and the like, (v) shares offered to the public pursuant to an underwritten Public Offering and (vi) shares issued in connection with a bona-fide strategic business arrangement or lease arrangement in which the person or entity receiving such shares or an affiliate of such person or entity (which in either case is not a stockholder of any of the Company's equity securities or an affiliate of a stockholder of any of the Company's equity securities) enters into a contractual relationship with the Company related to research and development, manufacturing, marketing, licensing or leasing, which issuance and transaction are approved in good faith by the Board, the Company will first offer to each Purchaser a percentage of such shares (the "Offered Shares") equal to such Purchaser's percentage ownership of the Common Stock of the Company (calculated on a fully-diluted basis), in the following manner:

                    (1) The Company shall promptly deliver a notice ("Notice") to the Purchaser stating: (i) the Company's bona fide intention to sell such equity securities, (ii) the number of shares of equity securities proposed to be sold, (iii) the number of shares of equity which the Purchaser is entitled to purchase, (iv) the price for which it proposes to sell such equity securities and (v) any other material terms of the sale.

                    (2) Within twenty (20) days after the receipt by Purchaser of such Notice or attempted delivery during working hours to its address shown on the books of the Company (such date is referred to as the "Receipt Date"), the Purchaser may, by delivering a written notice (the "Reply") to the Company before the close of business on the twentieth (20th) day following the Receipt Date, elect to purchase, at the price and on the terms specified in the Notice, up to that number of shares representing a percentage of such equity securities equal to the Purchaser's then fully-diluted percentage ownership of the Company. The exact number of shares of equity securities desired to be purchased shall be set forth in the Reply.

                    (3) During the ninety- (90-) day period following the period required in clause (2) above, the Company may sell up to the number of shares of equity securities not elected to be purchased as provided in clause (2) above, at the price specified in the Notice or at a higher price and on substantially the same terms or less favorable terms to the purchasers thereof.

          SECTION 5.  Covenants of the Purchaser.
                      --------------------------

          (a)  Right of First Refusal. (i) If at any time the Purchaser desires
               ----------------------
to sell all or any part of the Shares pursuant to a bona fide offer from a third party (the "Proposed Buyer"), the Purchaser shall submit a written offer (the "Offer'') to sell such Shares (the "Offered Shares") to the Company on terms and conditions, including price, not less favorable to the Company than those on which the Purchaser proposes to sell the Offered Shares to the Proposed Buyer. The Offer shall disclose the identity of the Proposed Buyer, the Offered Shares proposed to be sold, the total number of Shares then owned by the Purchaser, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that the Company may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

          (ii) If the Company desires to purchase all or any part of the Offered Shares, the Company shall communicate in writing its election to purchase to the Purchaser, which communication shall state the number of Offered Shares the Company desires to purchase and shall be given to the Purchaser within thirty (30) days of the date the Offer was made. Such communication shall, when taken in conjunction with the

Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares. Sales of the Offered Shares to be sold to the Company pursuant to this Section 5(a) shall be made at the offices of the Company on the 45th day following the date the Offer was made (or if such 45th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Purchaser's delivery to the Company of a certificate or certificates evidencing the Offered Shares to be purchased by it, duly endorsed for transfer to the Company, against payment to the Purchaser of the purchase price therefor by the Company.

          (iii) If the Company does not purchase all of the Offered Shares, the Offered Shares not so purchased may be sold by the Purchaser at any time within six months after the date the Offer was made, subject to the other provisions of this Agreement. Any such sale shall be to the Proposed Buyer, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Buyer than those specified in the Offer. Any Offered Shares not sold within such six-month period shall continue to be subject to the requirements of this Section 5(a).

          (b) The Company and the Purchaser agree that until the initial Public Offering of any of the Company's capital stock, (i) the Shares may not be sold, pledged or otherwise transferred by the Purchaser to any person which the Company reasonably believes to be a competitor of the Company, and (ii) any purchaser of the Shares shall, as a condition to the effectiveness of such transfer, agree in writing with the Company to the restrictions on the transfer of the Shares set forth in Section 5(a).

          (c) This Section 5 shall not apply to any sale by the Purchaser as part of an initial Public Offering of any of the Company's capital stock, and this Section 5 shall terminate and be of no further force or effect automatically upon consummation of such initial Public Offering.

          SECTION 6.  Miscellaneous.
                      -------------

          (a)  Survival of Agreements.  All covenants, agreements,
               ----------------------
representations and warranties made herein or in any instrument delivered to either party pursuant to or in connection with this Agreement, shall survive the execution and delivery of this Agreement.

          (b)  Parties in Interest.  All representations, covenants and
               -------------------
agreements contained in this Agreement by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of such party whether so expressed or not.

          (c)  Notices.  All notices, requests, consents and other
               -------
communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

               (i) if to the Company; c/o Falcon Technology Partners, L.P., James L. Rathmann, President, 600 Dorset Road, Devon, PA 19333 (Facsimile No.:
(610) 688-2571).

          and

               (ii) if to the Purchaser, the addresses set forth on Schedule I;
                                                                    ----------

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other.

          (d)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware (without giving effect to its conflicts of laws principles).

          (e)  Entire Agreement.  This Agreement, together with the other
               ----------------
agreements referred to herein, constitute the entire agreement of the parties with respect to the subject matter hereof and thereof.

          (f)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g)  Amendments.  This Agreement may not be amended or modified
               ----------
without the written consent of the Company and the Purchaser, and no provisions hereof may be waived without the written consent of the party in favor of which such provision would operate without such waiver.

          (h)  Severability.  If any provision of this Agreement shall be
               ------------
declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

          (i)  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

             [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the day and year first above written.

GENOMICA CORPORATION

By:


/s/ James L. Rathmann
----------------------------------
James L. Rathmann
President


PURCHASER:


By:

----------------------------------

                                  SCHEDULE I
                                  ----------

Purchaser                               Number of Shares      Aggregate Purchase
---------                               ----------------      ------------------
                                        To Be Purchased       Price for Shares
                                        ----------------      ----------------

                                   Exhibit A

           Genomica Corporation Capitalization Table              March 22, 1996


                                       Common Stock  % of Common   Series A Preferred  % Series A   Total Shares   % of Total
Falcon Technology Partners L.P.                                             1,660,200       50.00%     1,660,200       26.06%
Rathmann Family                             600,000        19.67%                                        600,000        9.42%
Harris and Harris Group, Inc.               199,800         6.55%           1,660,200       50.00%     1,860,000       29.20%
Cold Spring Harbor Laboratory               679,679        22.29%                                        679,697       10.67%
John Maroney                                 60,121         1.97%                                         60,121        0.94%
Thomas Marr                               1,080,000        35.41%                                      1,080,000       16.95%
Donald Fisher                               250,000         8.20%                                        250,000        3.92%
Jackie Salit                                 30,000         0.98%                                         30,000        0.47%
Steve Cozza                                  30,000         0.98%                                         30,000        0.47%
Pool for inventions                         120,000         3.93%                                        120,000        1.88%

Total                                     3,049,600       100.00%           3,320,400      100.00%     6,370,000      100.00%

                      Common Stock Acquisition Agreements
                      -----------------------------------

                             Supplemental Schedule
                             ---------------------

The following investors executed Common Stock Acquisition Agreements with the
Company:

Investor                                      Number of Shares
-------                                       ----------------

Thomas Marr                                   1,080,000

Harris and Harris Group, Inc.                 199,800

James L. Rathmann                             600,000
Margaret C. Rathmann
Laura Jean Rathmann
Sally A. Rathmann
Richard G. Rathmann

Cold Spring Harbor Laboratory                 679,679

John Maroney                                  60,121

Jacqueline Salit                              30,000

Steven Cozza                                  30,000

Donald Fisher                                 250,000

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